UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09945

NATIXIS FUNDS TRUST IV

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: January 31

Date of reporting period: January 31, 2014

Item 1. Report to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

January 31, 2014

AEW Real Estate Fund

Portfolio Review page  1

Portfolio of Investments page 8

Financial Statements page  11

Notes to Financial Statements page 17

Barron’s/Lipper 2013 one-year fund family ranking based on 64 qualifying U.S. fund companies. Each fund family must have at least three funds in Lipper’s general U.S.-stock category, one world (global and international), one mixed-asset/balanced (stocks and bonds), two taxable bond and one tax-exempt bond fund. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

AEW REAL ESTATE FUND

Managers	Symbols
Matthew A. Troxell, CFA	Class A NRFAX
Jeffrey P. Caira*	Class B NRFBX
John Garofalo, CFA**	Class C NRCFX
J. Hall Jones, Jr., CFA	Class N NRFNX
Roman Ranocha, CFA	Class Y NRFYX
AEW Capital Management, L.P.

*	Effective January 1, 2014 Jeffrey P. Caira no longer serves as portfolio manager of the Fund.
**	John Garofalo became portfolio manager of the Fund effective March 2, 2014.

Objective

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Market Conditions

Nothing derailed and very little slowed the runaway train of the U.S. equity markets in 2013. Major equity indexes hit a succession of all-time highs without facing a correction during the year. Improving economic conditions, share buybacks, dollar confidence, momentum and a host of other factors contributed to the run, including a lack of concern in the equity markets regarding the potential impact of the Federal Reserve (the Fed) tapering its monthly bond-buying program, known as Quantitative Easing (QE).

However, shares of real estate investment trusts (REITs) were vulnerable to expectations of the Fed’s next move. Investors treated the public REIT sector as though higher rates could only be bad for REIT shares. The difference between REIT and equity returns both resulted from and fueled this concern. It is possible that the recent trend of negative sentiment could continue a bit longer, but the extent to which the pendulum has swung would seem to make further extremes less probable and a potential change of direction more likely. This change could result from a growing expectation for a more gradual and/or more subdued increase in interest rates, acknowledging that the continued recovery in the economy is neither absolutely robust nor definitively sustainable absent Fed support. Another driver may simply be that the fourth quarter earnings season, combined with 2014 earnings guidance, could sufficiently exceed the expectations of those most bearish on the sector.

Performance Results

For the 12 months ended January 31, 2014, Class A shares of AEW Real Estate Fund returned 1.96% at net asset value. For the same period, the fund’s benchmark, the MSCI US REIT Index, gained 2.99%.

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Explanation of Fund Performance

Heading into 2013, the fund had a tilt toward companies with stronger balance sheets (i.e. less leverage, laddered maturities) and higher-quality assets. It was our belief that the companies with portfolios located in top-tier markets were best positioned to grow earnings as the economy recovered. The balance sheets of these companies were also better positioned for a rising interest rate environment. However, these companies underperformed as investors were yield driven and “risk on” in 2012 and the first five months of 2013. As a result, the fund underperformed its benchmark during the first four months of the 12-month period. However, when the Fed made its announcement in May that it would soon begin tapering its bond-buying program, the fund outperformed its benchmark (i.e. better preserved capital) during the REIT market correction that occurred following the Fed’s announcement.

Looking at the fund’s holdings, health care, regional mall, and industrial were the weakest performing sectors while office, hotel, and storage were the most positive contributors to performance. Health care REITs HCP and Health Care REIT detracted the most from results, as the sector took a large initial hit in reaction to Chairman Bernanke’s May announcement that the Fed might reduce QE. While the Fed’s comments were not unexpected from a macroeconomic point of view, the REIT market reacted very negatively. As the most “bond-like” REIT sector with its long leases and yield orientation, health care was particularly vulnerable to the prospect of higher long-term interest rates and it is mainly this reason that both HCP and Health Care REIT underperformed. HCP also had an unexpected management change that was poorly received by the market.

The fund’s top two contributors to return were Host Hotels & Resorts and Boston Properties. Host Hotels & Resorts benefited from strong fundamentals within the hotel sector as the economy continued to recover. Boston Properties exhibited solid fundamentals with new development contributing to earnings growth. Furthermore, increased guidance allowed the company to kick off the year with strong performance.

Outlook

We believe that REITs will see both tailwinds and headwinds come into play in 2014. Near-term, investor sentiment is negative, but investors can and do change, especially once momentum has broken. Key determinants of where REIT values are headed are how fast and far interest rates rise, and how much improving economic fundamentals offset the impact of any rate increases. Interest rates are not the only factor determining REIT performance, as REITs benefit from income growth as property fundamentals improve. This should allow REITs to deliver positive returns for investors under most scenarios in which interest rates rise at a slow to moderate pace. A large, rapid increase would likely be a negative for the sector.

We believe that real estate property fundamentals will continue to improve. Vacancy rates in office, industrial and shopping center markets declined at an accelerated pace through 2013, while multi-family markets maintained their already tight conditions. Supply risk continues to be minimal. New supply reached historical averages in only a couple of sectors

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AEW REAL ESTATE FUND

and remains well below historical averages in most sectors, meaning that positive economic trends can translate into higher net operating incomes. Rents are now moving up in all property types, and we believe that some longer-lease property types will soon transition into an environment where leases will be signed at higher rents than those currently in place, a substantial positive for net operating income. As a group, REITs should continue to grow earnings in this environment. However, as the Fed withdraws its stimulus, 2014 investment results are likely to be driven less by macro factors and more by leasing fundamentals, balance sheet quality and capital allocation acumen at the individual company and property sector levels.

After several years at elevated levels, REIT valuations are back in line with their historical averages. The AEW U.S. Relative Value Index was designed to assess how REITs are priced relative to stocks, bonds, and private real estate, based on how pricing relationships at any given point compare with average pricing relationships over time. The current reading on valuations is the most attractive in many years.

Investment Results through January 31, 2014

Growth of $10,000 Investment in Class A Shares3

January 31, 2004 through January 31, 2014

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Average Annual Total Returns — January 31, 20143

	1 Year	5 Years	10 Years	Life of Class

Class A (Inception 12/29/00)
NAV	1.96%	21.99%	8.47%	—
With 5.75% Maximum Sales Charge	-3.90	20.55	7.83	—

Class B (Inception 12/29/00)
NAV	1.21	21.10	7.68	—
With CDSC[1]	-2.76	20.91	7.68	—

Class C (Inception 12/29/00)
NAV	1.14	21.09	7.66	—
With CDSC[1]	0.35	21.09	7.66	—

Class N (Inception 5/01/13)
NAV	—	—	—	-6.75

Class Y (Inception 8/31/00)
NAV	2.22	22.33	8.76	—

Comparative Performance
MSCI US REIT Index[2]	2.99	22.41	8.39	-6.63

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	MSCI U.S. REIT Index is an unmanaged index that is composed of the most actively traded equity REIT (real estate investment trust) securities.

3	For certain periods, Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available on the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from August 1, 2013 through January 31, 2014. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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AEW REAL ESTATE FUND	BEGINNING ACCOUNT VALUE 8/1/2013	ENDING ACCOUNT VALUE 1/31/2014	EXPENSES PAID DURING PERIOD* 8/1/2013 – 1/31/2014
Class A
Actual	$1,000.00	$995.30	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Class B
Actual	$1,000.00	$991.70	$10.79
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
Class C
Actual	$1,000.00	$991.00	$10.79
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
Class N
Actual	$1,000.00	$996.20	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class Y
Actual	$1,000.00	$996.80	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15%, 2.15%, 1.20% and 1.15% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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Portfolio of Investments — as of January 31, 2014

AEW Real Estate Fund

Shares	Description	Value (†)
Common Stocks — 98.1% of Net Assets
Lodging — 1.0%
92,800	Hilton Worldwide Holdings, Inc.(b)	$2,009,120

Real Estate — 2.4%
19,200	Alexander & Baldwin, Inc.	750,912
72,600	American Homes 4 Rent, Class A	1,210,968
170,700	Forest City Enterprises, Inc., Class A(b)	3,105,033

		5,066,913

Real Estate Investment Trusts — 94.7%
	REITs – Apartments — 14.9%
74,200	American Campus Communities, Inc.	2,579,192
72,000	AvalonBay Communities, Inc.	8,892,000
42,400	BRE Properties, Inc.	2,505,840
64,500	Camden Property Trust	3,987,390
239,000	Equity Residential	13,235,820

		31,200,242

	REITs – Diversified — 9.6%
77,700	American Assets Trust, Inc.	2,600,619
75,900	Armada Hoffler Properties, Inc.	690,690
129,700	DuPont Fabros Technology, Inc.	3,370,903
92,000	EPR Properties	4,699,360
106,400	Liberty Property Trust	3,872,960
51,700	Vornado Realty Trust	4,747,611

		19,982,143

	REITs – Health Care — 10.7%
207,700	HCP, Inc.	8,131,455
109,800	Health Care REIT, Inc.	6,359,616
124,500	Ventas, Inc.	7,767,555

		22,258,626

	REITs – Hotels — 5.2%
440,700	Host Hotels & Resorts, Inc.	8,104,473
108,600	RLJ Lodging Trust	2,712,828

		10,817,301

	REITs – Manufactured Homes — 1.5%
79,600	Equity Lifestyle Properties, Inc.	3,129,076

	REITs – Office Property — 15.0%
57,100	Alexandria Real Estate Equities, Inc.	4,004,423
175,800	BioMed Realty Trust, Inc.	3,429,858
96,700	Boston Properties, Inc.	10,452,303
90,600	Douglas Emmett, Inc.	2,303,958
144,400	Empire State Realty Trust, Inc., Class A	2,116,904
95,400	First Potomac Realty Trust	1,245,924
126,400	Kilroy Realty Corp.	6,673,920
64,600	Piedmont Office Realty Trust, Inc., Class A	1,076,882

		31,304,172

See accompanying notes to financial statements.

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Portfolio of Investments – as of January 31, 2014

AEW Real Estate Fund – (continued)

Shares	Description	Value (†)
	REITs – Regional Malls — 15.0%
78,700	Macerich Co. (The)	$4,454,420
152,700	Simon Property Group, Inc.	23,644,068
48,100	Taubman Centers, Inc.	3,127,462

		31,225,950

	REITs – Shopping Centers — 8.8%
83,700	Acadia Realty Trust	2,130,165
222,900	DDR Corp.	3,492,843
52,100	Federal Realty Investment Trust	5,678,900
106,700	Ramco-Gershenson Properties Trust	1,703,999
71,700	Regency Centers Corp.	3,451,638
137,300	Retail Opportunity Investments Corp.	1,985,358

		18,442,903

	REITs – Single Tenant — 1.1%
66,900	National Retail Properties, Inc.	2,221,080

	REITs – Storage — 7.8%
106,100	CubeSmart	1,748,528
96,900	Extra Space Storage, Inc.	4,424,454
64,000	Public Storage	10,085,760

		16,258,742

	REITs – Warehouse/Industrials — 5.1%
274,400	ProLogis, Inc.	10,635,744

	Total Real Estate Investment Trusts	197,475,979

	Total Common Stocks (Identified Cost $188,802,321)	204,552,012

Principal Amount
Short-Term Investments — 1.8%
$3,868,308	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/2014 at 0.000% to be repurchased at $3,868,308 on 2/03/2014 collateralized by $4,005,000 U.S. Treasury Note, 0.750% due 12/31/2017 valued at $3,949,375 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,868,308)	3,868,308

	Total Investments — 99.9% (Identified Cost $192,670,629)(a)	208,420,320
	Other Assets Less Liabilities — 0.1%	146,420

	Net Assets — 100.0%	$208,566,740

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

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Portfolio of Investments – as of January 31, 2014

AEW Real Estate Fund – (continued)

(a)	Federal Tax Information:
	At January 31, 2014, the net unrealized appreciation on investments based on a cost of $193,706,936 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,711,585
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,998,201)

	Net unrealized appreciation	$14,713,384

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at January 31, 2014 (Unaudited)

REITs — Office Property	15.0%
REITs — Regional Malls	15.0
REITs — Apartments	14.9
REITs — Healthcare	10.7
REITs — Diversified	9.6
REITs — Shopping Centers	8.8
REITs — Storage	7.8
REITs — Hotels	5.2
REITs — Warehouse/Industrials	5.1
Real Estate	2.4
Other Investments, less than 2% each	3.6
Short-Term Investments	1.8

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

January 31, 2014

ASSETS
Investments at cost	$192,670,629
Net unrealized appreciation	15,749,691

Investments at value	208,420,320
Receivable for Fund shares sold	612,363
Receivable for securities sold	169,425
Dividends receivable	109,626

TOTAL ASSETS	209,311,734

LIABILITIES
Payable for securities purchased	189,894
Payable for Fund shares redeemed	183,489
Management fees payable (Note 5)	138,073
Deferred Trustees’ fees (Note 5)	103,621
Administrative fees payable (Note 5)	7,572
Payable to distributor (Note 5d)	5,982
Other accounts payable and accrued expenses	116,363

TOTAL LIABILITIES	744,994

NET ASSETS	$208,566,740

NET ASSETS CONSIST OF:
Paid-in capital	$183,800,748
Distributions in excess of net investment income	(103,621)
Accumulated net realized gain on investments	9,119,922
Net unrealized appreciation on investments	15,749,691

NET ASSETS	$208,566,740

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$68,470,437

Shares of beneficial interest	4,505,076

Net asset value and redemption price per share	$15.20

Offering price per share (100/94.25 of net asset value) (Note 1)	$16.13

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$699,213

Shares of beneficial interest	45,886

Net asset value and offering price per share	$15.24

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$8,981,592

Shares of beneficial interest	589,555

Net asset value and offering price per share	$15.23

Class N shares:
Net assets	$943

Shares of beneficial interest	65

Net asset value, offering and redemption price per share	$14.48	*

Class Y shares:
Net assets	$130,414,555

Shares of beneficial interest	9,009,417

Net asset value, offering and redemption price per share	$14.48

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

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Statement of Operations

For the Year Ended January 31, 2014

INVESTMENT INCOME
Dividends	$6,687,363
Interest	122
Less net foreign taxes withheld	(6,556)

6,680,929

Expenses
Management fees (Note 5)	2,277,735
Service and distribution fees (Note 5)	322,671
Administrative fees (Note 5)	125,643
Trustees’ fees and expenses (Note 5)	38,089
Transfer agent fees and expenses (Note 5)	436,632
Audit and tax services fees	59,307
Custodian fees and expenses	29,741
Legal fees	3,684
Registration fees	99,598
Shareholder reporting expenses	54,921
Miscellaneous expenses	18,605

Total expenses	3,466,626
Less waiver and/or expense reimbursement (Note 5)	(14)

Net expenses	3,466,612

Net investment income	3,214,317

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	54,946,898
Capital gain distributions received (Note 2)	1,942,693
Net change in unrealized appreciation (depreciation) on:
Investments	(52,957,566)

Net realized and unrealized gain on investments	3,932,025

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,146,342

See accompanying notes to financial statements.

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Statement of Changes in Net Assets

	Year Ended January 31, 2014	Year Ended January 31, 2013
FROM OPERATIONS:
Net investment income	$3,214,317	$3,910,409
Net realized gain on investments	56,889,591	53,346,463
Net change in unrealized appreciation (depreciation) on investments	(52,957,566)	(14,900,303)

Net increase in net assets resulting from operations	7,146,342	42,356,569

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(997,256)	(581,401)
Class B	(4,143)	(2,292)
Class C	(59,269)	(21,728)
Class N	(11)	—
Class Y	(2,944,757)	(2,800,934)
Net realized capital gains
Class A	(14,480,482)	(5,289,311)
Class B	(164,119)	(109,660)
Class C	(2,201,505)	(884,974)
Class N	(189)	—
Class Y	(34,021,440)	(21,437,481)

Total distributions	(54,873,171)	(31,127,781)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(109,159,519)	(23,131,897)

Net decrease in net assets	(156,886,348)	(11,903,109)
NET ASSETS
Beginning of the year	365,453,088	377,356,197

End of the year	$208,566,740	$365,453,088

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(103,621)	$445,000

See accompanying notes to financial statements.

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Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions
Class A
1/31/2014	$19.20	$0.19	$0.06	$0.25	$(0.25)	$(4.00)	$—	$(4.25)
1/31/2013	18.64	0.21	2.11	2.32	(0.17)	(1.59)	—	(1.76)
1/31/2012	16.71	0.14	1.92	2.06	(0.13)	—	—	(0.13)
1/31/2011	12.15	0.12	4.65	4.77	(0.15)	—	(0.06)	(0.21)
1/31/2010	8.32	0.25	3.79	4.04	(0.21)	—	—	(0.21)
Class B
1/31/2014	19.21	0.04	0.08	0.12	(0.09)	(4.00)	—	(4.09)
1/31/2013	18.65	0.06	2.13	2.19	(0.04)	(1.59)	—	(1.63)
1/31/2012	16.73	0.02	1.91	1.93	(0.01)	—	—	(0.01)
1/31/2011	12.16	0.02	4.65	4.67	(0.07)	—	(0.03)	(0.10)
1/31/2010	8.29	0.19	3.79	3.98	(0.11)	—	—	(0.11)
Class C
1/31/2014	19.23	0.05	0.05	0.10	(0.10)	(4.00)	—	(4.10)
1/31/2013	18.67	0.06	2.13	2.19	(0.04)	(1.59)	—	(1.63)
1/31/2012	16.74	0.01	1.93	1.94	(0.01)	—	—	(0.01)
1/31/2011	12.18	0.01	4.66	4.67	(0.08)	—	(0.03)	(0.11)
1/31/2010	8.30	0.18	3.81	3.99	(0.11)	—	—	(0.11)
Class N
1/31/2014(g)	19.88	0.15	(1.64)	(1.49)	(0.22)	(3.69)	—	(3.91)
Class Y
1/31/2014	18.50	0.23	0.05	0.28	(0.30)	(4.00)	—	(4.30)
1/31/2013	18.02	0.25	2.04	2.29	(0.22)	(1.59)	—	(1.81)
1/31/2012	16.16	0.18	1.86	2.04	(0.18)	—	—	(0.18)
1/31/2011	11.76	0.15	4.50	4.65	(0.18)	—	(0.07)	(0.25)
1/31/2010	8.05	0.25	3.70	3.95	(0.24)	—	—	(0.24)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.01% for Class A, B, C and Y shares.
(g)	From commencement of Class operations on May 1, 2013 through January 31, 2014.

See accompanying notes to financial statements.

15  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$15.20	1.96	$68,470	1.36		1.36		1.00	17
19.20	12.92	71,202	1.31		1.31		1.07	35
18.64	12.46	70,123	1.31		1.31		0.84	12
16.71	39.50	68,895	1.40	(f)	1.40	(f)	0.81	9
12.15	49.59	47,908	1.50		1.63		2.49	22

15.24	1.21	699	2.10		2.10		0.22	17
19.21	12.11	1,396	2.06		2.06		0.30	35
18.65	11.53	2,072	2.06		2.06		0.09	12
16.73	38.54	2,711	2.15	(f)	2.15	(f)	0.10	9
12.16	48.53	3,478	2.25		2.39		1.92	22

15.23	1.14	8,982	2.11		2.11		0.27	17
19.23	12.13	11,158	2.06		2.06		0.32	35
18.67	11.60	9,122	2.06		2.06		0.08	12
16.74	38.41	9,536	2.15	(f)	2.15	(f)	0.08	9
12.18	48.61	8,059	2.25		2.39		1.84	22

14.48	(6.75)	1	1.20		3.14		1.14	17

14.48	2.22	130,415	1.10		1.10		1.24	17
18.50	13.22	281,698	1.06		1.06		1.32	35
18.02	12.76	296,039	1.07		1.07		1.08	12
16.16	39.80	204,938	1.16	(f)	1.16	(f)	1.01	9
11.76	50.19	73,965	1.25		1.27		2.49	22

See accompanying notes to financial statements.

|  16

Notes to Financial Statements

January 31, 2014

1.  Organization.  AEW Real Estate Fund (the “Fund”) is the sole series of Natixis Funds Trust IV (the “Trust”), and is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to provide investors with above-average income and long-term growth of capital. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series.

The Fund is a diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Effective May 1, 2013, the Fund began offering Class N shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the

17  |

Notes to Financial Statements (continued)

January 31, 2014

financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated.

|  18

Notes to Financial Statements (continued)

January 31, 2014

Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates for the period from January 1 through January 31, 2014 are included in the Statement of Operations. Estimates are based on the most recent REIT distribution information available. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of January 31, 2014 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s

19  |

Notes to Financial Statements (continued)

January 31, 2014

understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

d.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. For the year ended January 31, 2014, no redesignations have been made with respect to the distributions paid as disclosed within the Statement of Changes in Net Assets. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended January 31, 2014 and 2013 was as follows:

2014 Distributions Paid From:			2013 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$5,079,473	$49,793,698	$54,873,171	$3,406,355	$27,721,426	$31,127,781

Differences between these amounts for the year ended January 31, 2014 and those reported in the Statement of Changes in Net Assets for the same year are primarily attributable to different book and tax treatment for short-term capital gains.

|  20

Notes to Financial Statements (continued)

January 31, 2014

As of January 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	10,156,229

Total undistributed earnings	10,156,229

Unrealized appreciation	14,713,384

Total accumulated earnings	$24,869,613

e.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of January 31, 2014, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement.

f.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended January 31, 2014, the Fund did not loan securities under this agreement.

21  |

Notes to Financial Statements (continued)

January 31, 2014

g.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2014, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$204,552,012	$—	$—	$204,552,012
Short-Term Investments	—	3,868,308	—	3,868,308

Total	$204,552,012	$3,868,308	$—	$208,420,320

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended January 31, 2014, there were no transfers among Levels 1, 2 and 3.

4.  Purchases and Sales of Securities.  For the year ended January 31, 2014, purchases and sales of securities (excluding short-term investments) were $45,874,605 and $197,010,595, respectively.

|  22

Notes to Financial Statements (continued)

January 31, 2014

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AEW Capital Management, L.P. (“AEW”) serves as the investment adviser to the Fund. AEW is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80% of the first $500 million of the Fund’s average daily net assets and 0.75% of the Fund’s average daily net assets in excess of $500 million, calculated daily and payable monthly.

AEW has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2014 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended January 31, 2014, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class N	Class Y
1.50%	2.25%	2.25%	1.20%	1.25%

AEW shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended January 31, 2014, the management fees for the Fund were $2,277,735 (0.80% of average daily net assets).

For the year ended January 31, 2014, class-specific expenses of $14 have been reimbursed for Class N shares. Expense reimbursements are subject to possible recovery until January 31, 2015.

No expenses were recovered during the year ended January 31, 2014 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution

23  |

Notes to Financial Statements (continued)

January 31, 2014

agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

For the year ended January 31, 2014, the service and distribution fees for the Fund were as follows:

Service Fees			Distribution Fees
Class A	Class B	Class C	Class B	Class C
$202,319	$2,611	$27,477	$7,832	$82,432

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and subcontracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended January 31, 2014, the administrative fees for the Fund were $125,643.

|  24

Notes to Financial Statements (continued)

January 31, 2014

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended January 31, 2014, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $351,943.

As of January 31, 2014, the Fund owes NGAM Distribution $5,982 in reimbursements for sub-transfer agent fees.

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended January 31, 2014 amounted to $63,011.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson (except for the Chairperson of the Governance Committee) receives an additional retainer fee at an annual rate of $17,500. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he

25  |

Notes to Financial Statements (continued)

January 31, 2014

or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2014, the Chairperson of the Board received a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $115,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  At January 31, 2014, Natixis US held shares of the Fund representing less than 0.01% of the Fund’s net assets.

6.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended January 31, 2014 for Class A, Class B, Class C and Class Y and for the period from May 1, 2013 through January 31, 2014 for Class N, the Fund incurred the following class-specific expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$127,848	$1,583	$17,187	$16	$289,998

Transfer agent fees and expenses attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar

|  26

Notes to Financial Statements (continued)

January 31, 2014

quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended January 31, 2014, the Fund had no borrowings under this agreement.

8.  Brokerage Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included as realized gains on investments in the Statement of Operations. For the year ended January 31, 2014, $4,879 was rebated under these agreements.

9.  Concentration of Risk.  The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declining property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes and losses from casualty and condemnation.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Year Ended January 31, 2014		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,910,322	$54,147,609	1,263,082	$24,533,444
Issued in connection with the reinvestment of distributions	945,438	14,272,167	297,088	5,473,127
Redeemed	(3,059,371)	(55,796,594)	(1,614,375)	(31,160,520)

Net change	796,389	$12,623,182	(54,205)	$(1,153,949)

Class B
Issued from the sale of shares	4,310	$81,769	1,959	$37,929
Issued in connection with the reinvestment of distributions	10,355	158,016	5,593	102,915
Redeemed	(41,456)	(796,266)	(45,997)	(892,027)

Net change	(26,791)	$(556,481)	(38,445)	$(751,183)

Class C
Issued from the sale of shares	101,281	$1,790,675	164,238	$3,188,857
Issued in connection with the reinvestment of distributions	107,152	1,616,195	36,030	663,365
Redeemed	(199,206)	(3,372,843)	(108,488)	(2,107,149)

Net change	9,227	$34,027	91,780	$1,745,073

27  |

Notes to Financial Statements (continued)

January 31, 2014

10.  Capital Shares (continued).

	Year Ended January 31, 2014		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount
Class N*
Issued from the sale of shares	51	$1,010	—	$—
Issued in connection with the reinvestment of distributions	14	200	—	—
Redeemed	—	—	—	—

Net change	65	$1,210	—	$—

Class Y
Issued from the sale of shares	4,342,563	$77,715,159	9,714,521	$183,488,281
Issued in connection with the reinvestment of distributions	1,286,214	18,495,237	401,715	7,133,462
Redeemed	(11,849,326)	(217,471,853)	(11,318,824)	(213,593,581)

Net change	(6,220,549)	$(121,261,457)	(1,202,588)	$(22,971,838)

Increase (decrease) from capital share transactions	(5,441,659)	$(109,159,519)	(1,203,458)	$(23,131,897)

*	From commencement of Class operations on May 1, 2013 through January 31, 2014.

|  28

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust IV and Shareholders of AEW Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AEW Real Estate Fund, the sole series of Natixis Funds Trust IV (the “Fund”), at January 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 20, 2014

29  |

2014 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended January 31, 2014, 0.29% of dividends distributed by the AEW Real Estate Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income.  For the fiscal year ended January 31, 2014, 2.58% of the ordinary income dividends paid by the Fund are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Fund paid $49,793,698, which has been designated as capital gains distributions for the fiscal year ended January 31, 2014.

|  30

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust IV (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Daniel M. Cain (1945)	Trustee Since 2000 Chairman of the Contract Review Committee	Chairman of Cain Brothers & Company, Incorporated (investment banking)	41 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee; Governance Committee Member	Retired	41 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

31  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edmond J. English (1953)	Trustee Since 2013 Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	41 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member; Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	41 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  32

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	41 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2000 Ex officio member of the Audit Committee, Contract Review Committee and Governance Committee	President, Strategic Advisory Services (management consulting)	41 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

33  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	41 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Audit Committee Member; Governance Committee Member	Retired	41 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Contract Review Committee Member; Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	41 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  34

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 President and Chief Executive Officer of Natixis Funds Trust IV since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	41 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

John T. Hailer[5] (1960)	Trustee Since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	41 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

35  |

Trustee and Officer Information

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  36

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

37  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri and Mr. Peter J. Smail are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2/1/12- 1/31/13	2/1/13- 1/31/14	2/1/12- 1/31/13	2/1/13- 1/31/14	2/1/12- 1/31/13	2/1/13- 1/31/14	2/1/12- 1/31/13	2/1/13- 1/31/14
Natixis Funds Trust IV	$44,535	$45,203	$666	$53	$14,790	$15,015	$ —	$ —

1.	Audit-related fees consist of:

Year-end 1/31/2013 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and N-1A consent

Year-end 1/31/2014 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan

2.	Tax fees consist of:

Year-end 1/31/2013 & 1/31/14 – review of the Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during the years ended 1/31/2013 and 1/31/2014 were $15,456 and $15,068, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AEW Capital Management, L.P. and entities controlling, controlled by or under common control with AEW Capital Management, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees			Tax fees		All other fees
	2/1/12- 1/31/13	2/1/13- 1/31/14	2/1/12- 1/31/13	2/1/13- 1/31/14	2/1/12- 1/31/13	2/1/13- 1/31/14
Control Affiliates	$ —	$ —	$ —	$ —	$ —	$ —

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to AEW Capital Management, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	2/1/12-1/31/13	2/1/13-1/31/14
Control Affiliates	$105,000	$77,000

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a) (3)	Not applicable.
(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust IV

By: /s/ David L. Giunta

Name: David L. Giunta

Title: President and Chief Executive Officer

Date: March 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David L. Giunta

Name: David L. Giunta

Title: President and Chief Executive Officer

Date: March 20, 2014

By: /s/ Michael C. Kardok

Name: Michael C. Kardok

Title: Treasurer

Date: March 20, 2014